UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2006

Health Net, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12718	95-4288333
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(818) 676-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

From time to time commencing on September 7, 2006 and ending on September 30, 2006, officers of Health Net, Inc. (the "Company") will be meeting with investors and analysts. During those meetings, the Company intends to address its prospects and historical performance and will reaffirm the Company’s earnings guidance for the full year 2006, including its guidance for operating metrics such as medical care ratios, cash flow from operations and days claims payable included in its full year 2006 guidance, as announced in a press release and conference call on August 3, 2006. A copy of the Company’s second quarter earnings press release was attached as Exhibit 99.1 to the Form 8-K furnished by the Company to the Securities and Exchange Commission on August 4, 2006.

The Company also intends to address its outlook for the second half of 2006. Specifically, the Company will state that earnings per diluted share for the third quarter ending September 30, 2006 will be between $.68 and $.69, including the effects of non-recurring items for financing costs and a tax benefit to be received in the third quarter of 2006. Excluding these items, the Company believes that earnings per diluted share will be between $.82 and $.83. The earnings per diluted share outlook for the third quarter ending September 30, 2006 excluding the one-time items is non-GAAP financial information. The Company believes this information is useful to investors as it more accurately reflects the Company's basic operating performance. The Company believes that earnings per diluted share for the fourth quarter ending December 31, 2006 will be between $.88 and $.92. The Company's earnings outlook is based on its current view of results to date in the third quarter of 2006.

In addition, the Company will discuss its national Medicare strategy for 2007, including its expansion of Medicare Part D plans to all 50 states, from 10 states in 2006, and its entry into the Medicare Advantage Private Fee-For-Service market in seven states, a first for the Company.

CAUTIONARY STATEMENT: Certain statements made in this report contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, that involve a number of risks and uncertainties. All statements, other than statements of historical information provided herein, may be deemed to be forward-looking statements. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," "may," "should," "could," "estimate," "intend" and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, rising health care costs, negative prior period claims reserve developments, trends in medical care ratios, issues relating to provider contracts, operational issues, health care reform and general business conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the "Risk Factors" section included within the Company's most recent Annual Report on Form 10-K filed with the SEC and the risks discussed in the company's other periodic filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

September 7, 2006	By:	B. Curtis Westen

Name: B. Curtis Westen
Title: Senior Vice President, General Counsel and Secretary